Accounts receivable	12 Months Ended
Dec. 31, 2025
Credit Loss [Abstract]
Accounts receivable

Note 5. Accounts receivable

Accounts receivable primarily relates to trade accounts receivable for crude oil sales and reflects any differences between the amounts due from customers less an estimated allowance for doubtful accounts, if deemed necessary by management. Estimated allowances for credit losses is based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for credit losses, if any, by identifying troubled accounts and by using historical experience applied to an aging of accounts. As of December 31, 2025 and 2024, an allowance for credit losses of none was deemed necessary. Trade accounts receivable are zero interest bearing. As of December 31, 2025 and 2024, trade accounts receivable of $0 and $4,462,094 are with a vendor of which our CEO is a beneficiary.